UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 25, 2023
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)
(205) 291-3440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On July 25, 2023, Greenlight Capital Re, Ltd. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”). The final results for each of the matters voted on at the Annual Meeting were as follows:

1.The following individuals were elected as directors of the Company until the Annual General Meeting of Shareholders of the Company in 2024 (the “2024 Meeting”), based upon the following votes:

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Simon Burton	48,291,062	1,197,780	503	12,368,136	8,697,736	—	—	—
David Einhorn	48,990,021	498,822	503	12,368,136	8,697,736	—	—	—
Johnny Ferrari	48,816,837	650,152	22,357	12,368,136	8,697,736	—	—	—
Ursuline Foley	49,392,175	95,497	1,674	12,368,136	8,697,736	—	—	—
Leonard Goldberg	48,306,712	1,182,130	503	12,368,136	8,697,736	—	—	—
Victoria Guest	48,838,025	650,532	788	12,368,136	8,697,736	—	—	—
Ian Isaacs	48,398,950	1,089,607	788	12,368,136	8,697,736	—	—	—
Bryan Murphy	48,421,515	1,067,041	788	12,368,136	8,697,736	—	—	—
Joseph Platt	44,311,821	5,154,882	22,642	12,368,136	8,697,736	—	—	—
Daniel Roitman	48,983,206	483,497	22,642	12,368,136	8,697,736

2.The following individuals were elected as directors of Greenlight Reinsurance, Ltd. until the 2024 Meeting, based upon the following votes:

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Simon Burton	48,631,227	857,330	788	12,368,136	8,697,736	—	—	—
David Einhorn	49,334,727	153,830	788	12,368,136	8,697,736	—	—	—
Johnny Ferrari	49,244,595	222,394	22,357	12,368,136	8,697,736	—	—	—
Ursuline Foley	49,432,995	54,677	1,674	12,368,136	8,697,736	—	—	—
Leonard Goldberg	48,643,669	845,173	503	12,368,136	8,697,736	—	—	—
Victoria Guest	49,264,678	222,994	1,674	12,368,136	8,697,736	—	—	—
Ian Isaacs	48,648,665	840,177	503	12,368,136	8,697,736	—	—	—
Bryan Murphy	48,669,374	819,183	788	12,368,136	8,697,736	—	—	—
Joseph Platt	46,710,121	2,756,868	22,357	12,368,136	8,697,736	—	—	—
Daniel Roitman	49,310,103	156,886	22,357	12,368,136	8,697,736

3.The following individuals were elected as directors of Greenlight Reinsurance Ireland, Designated Activity Company until the 2024 Meeting, based upon the following votes:

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Michael Brady	49,434,452	54,391	503	12,368,136	8,697,736	—	—	—
Bryan Murphy	48,612,826	818,603	57,916	12,368,136	8,697,736	—	—	—
Patrick O'Brien	49,432,709	55,848	788	12,368,136	8,697,736	—	—	—
Brid Quigley	49,412,629	54,074	22,642	12,368,136	8,697,736
Daniel Roitman	49,310,134	156,569	22,642	12,368,136	8,697,736	—	—	—
Faramarz Romer	49,377,090	111,467	788	12,368,136	8,697,736

4.The appointment of Deloitte Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2023 until the 2024 Meeting was ratified based upon the following votes:

	Class A	Class B
For	61,846,641	8,697,736
Against	8,469	—
Abstain	2,471	—
Broker non-votes	—	—

5.The appointment of Deloitte & Touche LLP as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2023 until the 2024 Meeting was ratified based upon the following votes:

	Class A	Class B
For	61,846,513	8,697,736
Against	8,212	—
Abstain	2,756	—
Broker non-votes	—	—

6.The appointment of Deloitte Ireland LLP as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2023 until the 2024 Meeting was ratified based upon the following votes:

	Class A	Class B
For	43,973,064	8,697,736
Against	15,324	—
Abstain	3,333	—
Broker non-votes	—	—

7.The proposal to re-designate Class B ordinary shares as Class A ordinary shares, with all the rights attributable to the Class A ordinary shares, reclassify the Class A ordinary shares as “ordinary shares,” and eliminate the Company’s dual-class share structure was approved based upon the following votes:

	Class A	Class B
For	48,726,227	8,697,736
Against	70,287	—
Abstain	692,832	—
Broker non-votes	12,368,136	—

8.The proposal to amend the Articles to eliminate the voting power reduction, or cut-back, provisions related to the Class A ordinary shares contained in §§12(3), 43(2), 53(2) and 54 of the Articles was approved based upon the following votes:

	Ordinary [1]	Class A	Class B
For	20,447,904	—	—
Against	1,754,131	—	—
Abstain	265,666	—	—
Broker non-votes	4,742.563	—	—

9.The proposal to amend the Articles to eliminate certain subsidiary voting, or push-up, provisions contained in §§96 and 97 of the Articles was approved based upon the following votes:

	Ordinary [1]	Class A	Class B
For	20,449,804	—	—
Against	1,752,204	—	—
Abstain	265,693	—	—
Broker non-votes	4,742.563	—	—

10.The proposal to adopt the Fourth Amended and Restated Memorandum and Articles of Association was approved based upon the following votes:

	Ordinary [1]	Class A	Class B
For	22,190,288	—	—
Against	11,271	—	—
Abstain	266,142	—	—
Broker non-votes	4,742.563	—	—

11.The 2023 Omnibus Incentive Plan was approved based upon the following votes:

	Ordinary [1]	Class A	Class B
For	17,536,783	—	—
Against	4,640,865	—	—
Abstain	290,054	—	—
Broker non-votes	4,742.563	—	—

12.Shareholders recommended by a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission based upon the following votes:

	Ordinary [1]	Class A	Class B
For	21,471,196	—	—
Against	463,160	—	—
Abstain	533,346	—	—
Broker non-votes	4,742.563	—	—

13.Shareholders recommended by a non-binding advisory vote on the frequency with which say-on-pay votes should be held in the future based upon the following votes:

	Ordinary [1]	Class A	Class B
One Year	18,849,319	—
Two Years	97,271	—	—
Three Years	2,364,118	—	—
Abstain	1,156,994	—
Broker non-votes	4,742,563	—	—

1 Pursuant to the approval of proposal 7, Class B ordinary shares were re-designated as Class A ordinary shares, and Class A ordinary shares were then immediately reclassified as "ordinary shares."

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Memorandum and Articles of Association of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Faramarz Romer
Name:	Faramarz Romer
Title:	Chief Financial Officer
Date:	July 27, 2023